Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION

1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard C. Butt, Chief Financial Officer, in connection with the annual report of Greenbacker Renewable Energy Company LLC (the “company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “annual report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: March 8, 2018

/s/ Richard C. Butt
Richard C. Butt
Chief Financial Officer and Principal Accounting
Officer (Principal Financial and Accounting Officer)
Greenbacker Renewable Energy Company LLC